Intangible assets	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Intangible assets

9 Intangible assets

Changes in intangible assets
	Goodwill		Software		Other		Total
	2017	2016	2017	2016	2017	2016	2017	2016
Opening balance	903	985	571	567	10	15	1,484	1,567
Additions			72	93			72	93
Capitalised expenses			192	195			192	195
Amortisation			–173	–182	–6	–5	–179	–187
Impairments			–30	–45			–30	–45
Exchange rate differences	–87	–82		–1			–87	–83
Disposals			–9	–9			–9	–9
Changes in the composition of the group and other changes			25	–47	1		26	–47

Closing balance	816	903	648	571	5	10	1,469	1,484
Gross carrying amount as at 31 December	816	903	1,902	1,756	30	29	2,748	2,688
Accumulated amortisation as at 31 December			–1,225	–1,147	–23	–17	–1,248	–1,164
Accumulated impairments as at 31 December			–29	–38	–2	–2	–31	–40

Net carrying value as at 31 December	816	903	648	571	5	10	1,469	1,484

Goodwill

Goodwill is allocated to groups of cash generating units (CGUs) as follows:

Goodwill allocation to group of CGUs
	Method used for recoverable amount	Discount rate	Long term growth rate	Goodwill	Goodwill

Group of CGU’s				2017	2016
Retail Belgium	Values in use	8.95%	1.30%	50	50
Retail Germany	Values in use	8.10%	1.30%	349	349
Retail Growth Markets1,	Fair value less cost of disposal	–	–	307	375
Wholesale Banking[1]	Values in use	9.54%	2.12%	110	129

				816	903

1	Goodwill related to Growth Countries is allocated across two groups of CGUs EUR 307 million to Retail Growth Markets and EUR 90 million to Wholesale Banking (2016: EUR 375 million to Retail Growth Markets and EUR 109 million to Wholesale Banking). The fair value less cost of disposal is based on Level 1 and Level 2 inputs.

No goodwill impairment was recognised in 2017 (2016: nil). Changes in the goodwill per group of CGUs in 2017 is due to changes in currency exchange rates.

Methodology

Several methodologies are applied to arrive at the best estimate of the recoverable amount. In line with IFRS, the recoverable amount is determined as the higher of the fair value less costs of disposal and Value in Use (VIU). Fair value less costs of disposal is based on observable share prices (Level 1 inputs in the fair value hierarchy), observable Price-to-Book multiples of relevant peer banks (Level 2), or based on a discounted free cash flow model (Level 3). The VIU calculation is based on a Dividend Discount model using five year management approved plans. When estimating the VIU of a CGU, local conditions and requirements determine the capital requirements, discount rates, and terminal growth rates. These local conditions and requirements determine the ability to upstream excess capital and profits to ING Group. The discount rate calculation includes other inputs such as equity market premium, country risk premium, and long term inflation which are based on market sources and management’s judgement. The long term growth rate for EU-countries is based on long-term risk-free rate by reference to the yield of a composite index consisting of Euro generic government bonds, with a maturity of 30 years. For other countries, the growth rate includes long term inflation rate obtained from market sources.

The recoverable amount exceeds the carrying value of the CGUs for 2017 and 2016 and therefore no impairment is required.

Sensitivity of key assumptions

Key assumptions in the goodwill impairment test model are the Price-to-Book ratios, level 1 inputs (e.g. share price of a listed subsidiary), and the local parameters for CET1, discount rate, and long term growth rates. The model was tested for sensitivity by changing the key parameters in the model to more conservative values. The sensitivity analysis did not trigger additional impairment considerations.

Software

Software, includes internally developed software amounting to EUR 477 million (2016: EUR 395 million).